UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2011

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events.
Item 9.01.	Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 8.01.  Other Events.

Virgin Media Inc. (“Virgin Media”) has completed its previously announced disposition of its 50 percent interest in the UKTV companies (collectively, “UKTV”) to Scripps Networks Interactive, Inc. (“SNI”). UKTV is one of the United Kingdom’s leading multi-channel television programming groups.

As previously reported on a Form 8-K filed on August 15, 2011, Flextech Broadband Limited (“Flextech”), a wholly-owned subsidiary of Virgin Media, entered into a sale and purchase agreement (the “SPA”) and related agreements with Southbank Media Ltd., a wholly-owned subsidiary of  SNI, on August 12, 2011.  Pursuant to the SPA, Virgin Media sold to SNI its 50 percent interest in UKTV.

A joint press release issued by Virgin Media and SNI is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                  Exhibits

99.1         Press release, dated October 3, 2011, issued by Virgin Media Inc. and Scripps Networks Interactive Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2011	VIRGIN MEDIA INC.

	By:	/s/ Scott Dresser
Scott Dresser
Secretary